Schedule of Investments (See Note 3) (Unaudited)

Salient Global Real Estate Fund

September 30, 2021

	Shares	Value (See Note 2)
Common Stocks: 93.3%
Australia: 3.6%
GPT Group	190,000	$684,362
Scentre Group	154,000	327,769
		1,012,131

Canada: 7.0%
Granite Real Estate Investment Trust	11,300	803,650
Summit Industrial Income REIT	71,400	1,174,780
		1,978,430

France: 4.6%
Gecina SA	4,800	645,772
Unibail-Rodamco-Westfield(a)	8,800	644,622
		1,290,394

Germany: 1.8%
Vonovia SE	8,500	511,004

Hong Kong: 10.2%
Henderson Land Development Co., Ltd.	127,628	487,337
Hongkong Land Holdings, Ltd.	118,700	566,992
Link REIT	83,000	710,758
Sun Hung Kai Properties, Ltd.	60,000	749,181
Swire Properties, Ltd.	150,200	376,626
		2,890,894

Japan: 10.4%
Mitsubishi Estate Co., Ltd.	35,600	566,852
Mitsui Fudosan Co., Ltd.	35,000	831,421
Sumitomo Realty & Development Co., Ltd.	21,000	767,574
Tokyo Tatemono Co., Ltd.	49,500	783,941
		2,949,788

Singapore: 3.8%
CapitaLand Integrated Commercial Trust	60,786	90,514
Capitaland Investment, Ltd.(a)	393,000	984,092
		1,074,606

Spain: 4.0%
Inmobiliaria Colonial SA	46,000	446,519
Merlin Properties Socimi SA	65,000	667,995
		1,114,514

Sweden: 1.8%
Fabege AB	15,400	232,277
Hufvudstaden AB, Class A	18,300	273,312
		505,589

United Kingdom: 10.8%
Capital & Counties Properties Plc	410,000	$917,593
Derwent London Plc	17,800	824,761
Great Portland Estates Plc	83,141	834,495
Segro Plc	30,000	481,916
		3,058,765

United States: 35.3%
Alexandria Real Estate Equities, Inc.	4,500	859,815
American Assets Trust, Inc.	19,000	710,980
American Tower Corp.	2,000	530,820
Apple Hospitality REIT, Inc.	30,000	471,900
AvalonBay Communities, Inc.	4,100	908,724
Boston Properties, Inc.	6,500	704,275
Clipper Realty, Inc.	30,000	243,000
DiamondRock Hospitality Co.(a)	36,000	340,200
Equinix, Inc.	840	663,709
Federal Realty Investment Trust	7,200	849,528
National Storage Affiliates Trust	10,000	527,900
Potlatch Corp.	9,000	464,220
Retail Opportunity Investments Corp.	42,000	731,640
SL Green Realty Corp.	10,000	708,400
Ventas, Inc.	5,700	314,697
VICI Properties, Inc.	10,000	284,100
W.P. Carey, Inc.	8,800	642,752
		9,956,660

Total Common Stocks (Cost $24,085,643)		26,342,775

Total Investments: 93.3% (Cost $24,085,643)		26,342,775

Net Other Assets and Liabilities: 6.7%		1,901,570

Net Assets: 100.0%		$28,244,345

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Non-income producing security.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 3) (Unaudited)

Salient Select Income Fund

September 30, 2021

		Value
	Shares	(See Note 2)
Common Stocks: 24.7%
REITs-Apartments: 2.1%
American Campus Communities, Inc.(a)	100,000	$4,845,000
Clipper Realty, Inc.	252,923	2,048,677
		6,893,677

REITs-Data Centers: 1.6%
CyrusOne, Inc.	66,000	5,109,060

REITs-Diversified: 3.6%
Vornado Realty Trust	100,000	4,201,000
W.P. Carey & Co., Inc.(a)	94,000	6,865,760
		11,066,760

REITs-Hotels: 2.6%
Apple Hospitality REIT, Inc.(a)	300,000	4,719,000
DiamondRock Hospitality Co.(a)(b)	355,000	3,354,750
		8,073,750

REITs-Industrial: 1.5%
STAG Industrial, Inc.(a)	120,000	4,710,000

REITs-Office Property: 6.8%
Boston Properties, Inc.(a)	36,000	3,900,600
Equity Commonwealth	280,000	7,274,400
IQHQ, Inc. - 144A(b)(c)(d)(e)	350,000	5,964,000
SL Green Realty Corp.(a)	60,000	4,250,400
		21,389,400

REITs-Single Tenant: 1.0%
VICI Properties, Inc.	115,000	3,267,150

REITs-Shopping Centers: 0.8%
Retail Opportunity Investments Corp.(a)	150,000	2,613,000

REITs-Storage: 1.3%
National Storage Affiliates Trust	75,000	3,959,250

REITs-Timber: 1.5%
Potlatch Corp.	95,000	4,900,100

REITs-Towers: 1.9%
American Tower Corp.	23,000	6,104,430

Total Common Stocks (Cost $73,056,903)		78,086,577

Convertible Preferred Stocks: 16.4%

REITs-Diversified: 4.5%
Lexington Realty Trust
Series C, 6.500%	218,500	14,178,465

REITs-Hotels: 3.9%
RLJ Lodging Trust
Series A, 1.950%	425,000	$12,367,500

REITs-Shopping Centers: 4.4%
RPT Realty
Series D, 7.250%	231,000	13,771,065

REITs-Specialized: 3.6%
EPR Properties
Series C, 5.750%	31,000	808,790
Series E, 9.000%	290,000	10,706,800
		11,515,590

Total Convertible Preferred Stocks (Cost $33,662,406)		51,832,620

Preferred Stocks: 55.1%

Oil, Gas & Consumable Fuels: 0.6%
TravelCenters of America, Inc. 8.250%	66,875	1,815,656

REITS-Apartments: 0.4%
Centerspace
Series C, 6.625%	52,733	1,361,566

REITs-Data Centers: 4.0%
Digital Realty Trust, Inc.
Series L, 5.200%(a)	120,000	3,264,000
DigitalBridge Group, Inc.
7.125%	250,000	6,382,500
7.150%	114,300	2,944,368
		12,590,868

REITs-Diversified: 1.9%
Armada Hoffler Properties, Inc.
Series A, 6.750%	150,000	4,039,500
CTO Realty Growth, Inc. 6.375%	80,000	2,053,600
		6,093,100

REITs-Healthcare: 2.4%
Global Medical REIT, Inc.
Series A, 7.500%	285,000	7,606,650

REITs-Hotels: 10.1%
Chatham Lodging Trust 6.625%	179,421	4,568,059
Hersha Hospitality Trust
Series C, 6.875%	260,000	6,411,600
Series E, 6.500%(a)	260,000	6,432,400
Pebblebrook Hotel Trust 6.375%(a)	200,000	5,110,000
Summit Hotel Properties, Inc.
Series E, 6.250%	212,000	5,518,360
Series F, 5.875%	150,000	3,919,740
		31,960,159

REITs-Industrial: 3.3%
Monmouth Real Estate Investment Corp.
Series C, 6.125%	260,000	$6,557,200
Plymouth Industrial REIT, Inc.
Series A, 7.500%	100,000	2,661,000
Rexford Industrial Realty, Inc.
Series B, 5.875%	45,000	1,178,550
		10,396,750

REITs-Mortgage: 5.5%
iStar Financial, Inc.
Series G, 7.650%	400,000	10,304,000
Series I, 7.500%	275,200	7,034,112
		17,338,112

REITs-Residential: 6.5%
American Homes 4 Rent
Series G, 5.875%(a)	229,200	5,943,156
Series H, 6.250%	71,000	1,909,190
UMH Properties, Inc.
Series C, 6.750%(a)	495,000	12,860,100
		20,712,446

REITs-Shopping Centers: 11.7%
Cedar Realty Trust, Inc.
Series C, 6.500%	200,000	5,172,000
Kimco Realty Corp.
Series L, 5.125%	187,500	4,888,125
Saul Centers, Inc.
Series D, 6.125%	375,000	9,840,000
Series E, 6.000%	125,000	3,308,750
Urstadt Biddle Properties, Inc.
Series H, 6.250%	346,100	9,040,132
Series K, 5.875%	187,469	4,921,061
		37,170,068

REITs-Single Tenant: 1.0%
Spirit Realty Capital, Inc.
Series A, 6.000%	120,000	3,123,600

REITs-Specialized: 4.0%
CorEnergy Infrastructure Trust, Inc.
Series A, 7.375%	142,000	3,449,180
Farmland Partners, Inc.
Series B, 6.000%	359,000	9,064,750
		12,513,930

REITs-Storage: 3.7%
National Storage Affiliates Trust
Series A, 6.000%	450,000	11,794,500

Total Preferred Stocks (Cost $145,345,404)		174,477,405

Total Investments: 96.2% (Cost $252,064,713)		304,396,602

Net Other Assets and Liabilities: 3.8%		11,919,940

Net Assets: 100.0%		$316,316,542

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)

Security, or portion of security, is being held as collateral in a segregated account for possible future use for the line(s) of credit. At period end, the aggregate market value of those securities was $51,888,960, representing 16.4% of net assets.

(b)	Non-income producing security.
(c)

This investment is classified as a Level 3 asset and such classification was a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs. At period end, the aggregate value of the security was $5,964,000, representing 1.9% of net assets. See Note 2 in the Notes to Schedules of Investments for further information.

(d)

IQHQ, Inc. is a restricted security exempt from the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See Note 1(j) in the Notes to Schedules of Investments for further information.

(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $5,964,000, representing 1.9% of net assets.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 3) (Unaudited)

Salient Tactical Growth Fund

September 30, 2021

	Shares	Value (See Note 2)
Exchange-Traded Funds: 46.1%
Invesco QQQ Trust Series 1™, Series 1	94,515	$33,832,589
SPDR S&P 500® ETF Trust	196,112	84,159,504
SPDR® Dow Jones Industrial Average ETF Trust	95,868	32,431,186
Total Exchange-Traded Funds (Cost $118,899,682)		150,423,279
Total Investments: 46.1% (Cost $118,899,682)		150,423,279

Net Other Assets and Liabilities: 53.9%		175,738,674

Net Assets: 100.0%		$326,161,953

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depository Receipts

Forward Funds

Notes to Schedules of Investments (Unaudited)

September 30, 2021

1. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services Investment Companies”.

(b) PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees. The Fund’s valuation policies are discussed in further detail in Note 2.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendor may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over the counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or value may be determined based on quotes from dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains and losses on sales of securities are determined by the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Schedule of Investments. These recharacterizations are reflected in the accompanying financial statements.

Distributions received from a Funds’ investments in MLPs generally are comprised of income, capital gains and return of capital. A Fund records investment income, capital gains, and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term.

(g) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. Counterparty risk in the Funds exchange-traded futures contracts is minimized because the counterparty in each trade is the exchange’s clearinghouse, which assures performance of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the con- tract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. None of the Funds held futures contracts as of September 30, 2021.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. None of the Funds held purchased options contracts during the nine months ended September 30, 2021.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of September 30, 2021, none of the Funds held warrants.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2021.

(h) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations. As of September 30, 2021, Salient Tactical Growth Fund held a cash balance of $143,070,722 at the custodian.

(i) LEVERAGE

Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Select Income Fund maintains an open-ended line of credit up to a limit of $40,000,000 with Société Générale which expires May 1, 2022. For borrowings under this agreement, the Fund is charged interest of 1.20% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.40% per annum on the amount between the facility limit and borrowed amount. For borrowings under this agreement, the Fund would be charged interest of 1.05% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund was below 80% of the Fund’s facility limit, the Fund would be charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount. As of September 30, 2021, the borrowed amount on the line of credit was $0 for the Fund; however, based on the lender agreement, a portion of the securities in the Fund are being segregated as collateral in a segregated account for possible future use for the line of credit based on the commitment fee and terms of the line of credit. As of September 30, 2021, the aggregate market value of the securities held as collateral was $51,888,960, representing 16.4% of net assets.

On July 27, 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund, the line of credit or the financial instruments in which the Fund invests cannot yet be determined, but may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

(j) RESTRICTED SECURITIES

The Fund may purchase restricted securities or securities which are deemed to be not readily marketable. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held at September 30, 2021 are identified below and are also presented in each Fund’s Schedule of Investments.

Select Income Fund

Security	% of Net Assets	Acquisition Date	Shares/Principal Amount	Cost	Fair Value
IQHQ, Inc.	1.9%	10/25/2019	350,000	$5,250,000	$5,964,000

Total Restricted Securities	1.9%			$5,250,000	$5,964,000

2. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. In such a case, a Fund’s value for a security may be different from the last sales price (or the last closing price) and there is no guarantee that a fair valued security will be sold at the same price at which a Fund is valuing the security.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize each Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2021:

Investments in Securities	Level 1	Level 2	Level 3		Total
Global Real Estate Fund
Common Stocks(a)	$15,838,919	$10,503,856	$—		$26,342,775

Total	$15,838,919	$10,503,856	$—		$26,342,775

Select Income Fund
Common Stocks(a)	$72,122,577	$—	$5,964,000	(b)	$78,086,577
Preferred Stocks(a)	51,832,620	—	—		51,832,620
Convertible Preferred Stocks(a)	174,477,405	—	—		174,477,405

Total	$298,432,602	$—	$5,964,000		$304,396,602

Tactical Growth Fund
Exchange-Traded Funds	$150,423,279	$—	$—		$150,423,279

Total	$150,423,279	$—	$—		$150,423,279

(a)	For detailed descriptions of sector, industry, or country, see the accompanying Schedule of Investments.
(b)

The above Level 3 investment is valued using an unadjusted single source broker quote which is based on unobservable inputs. As a result, there were no unobservable inputs that have been internally developed by the Fund in determining the fair value of investments as of September 30, 2021. Due to the inherent uncertainty of determining the fair value of investments that do not have observable inputs, the fair value of the Fund’s investments may fluctuate from period to period.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Select Income Fund	Common Stocks
Balance as of December 31, 2020	$5,824,000
Change in Unrealized Appreciation/Depreciation	140,000
Purchases	—
Sales Proceeds	—
Realized Gain/(Loss)	—
Transfer into or out of Level 3	—

Balance as of September 30, 2021	$5,964,000

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$140,000

As of September 30, 2021, none of the Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value.

3. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

4. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the nine months ended September 30, 2021, Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below.

Security Name	Beginning Value at 12/31/20	Buys	Sales	Ending Value at 9/30/21	Shares Held as of 9/30/21	Distributions Received(a)	Change in Unrealized Appreciation/ Depreciation	Realized Gain/ (Loss)

Common Stocks
Clipper Realty, Inc. (b)	$6,697,500	$—	$(5,480,000)	$2,048,677	252,923	$580,658	$4,772,978	$(3,941,359)

					252,923	$580,658	$4,772,978	$(3,941,359)

(a)	The amount of distributions received during the period have been deemed return of capital.
(b)	Clipper was no longer considered an affiliate as of September 30, 2021.

5. PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Funds ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Funds performance, the performance of the securities in which the Funds invests, lines of credit available to the Funds and may lead to losses on your investment in the Funds. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.